united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2019

The Altegris Mutual Funds

A Series of Northern Lights Fund Trust

Annual Report

Altegris/AACA Opportunistic Real Estate Fund

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street

Suite 400

La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.altegris.com/mutualfunds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

ALTEGRIS/AACA Opportunistic Real Estate Fund

January 1, 2019 – December 31, 2019

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12 months ended 12/31/2019 of 46.08%, 46.42%, and 46.09%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return Index, and S&P 500 Total Return Index returned 28.92% and 31.49%, respectively. The Fund’s net assets under management totaled approximately $375 million as of December 31, 2019.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review
January 1, 2019 – December 31, 2019

			Quarterly Returns
	1-Year	Since Inception*	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Class A (NAV)	46.08%	12.34%	4.16%	8.78%	5.20%	22.55%
Class A (max load)**	37.65%	11.60%	-1.82%	2.51%	-0.86%	15.48%
Class I (NAV)	46.42%	12.52%	4.25%	8.88%	5.24%	22.57%
Class N (NAV)	46.09%	12.34%	4.16%	8.78%	5.20%	22.55%
Dow Jones US Real Estate TR Index	28.92%	9.97%	0.79%	7.30%	1.82%	17.08%
S&P 500 TR Index	31.49%	13.03%	9.07%	1.70%	4.30%	13.65%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.98% for Class A, 2.73% for Class I, and 2.98% for Class N per the Fund’s prospectus dated May 1, 2019.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AACA in the same style, and pursuant to substantially identical real estate long-short strategies, investment goals and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to more closely align with the investment objectives of the Fund. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations1 and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another, and AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

The primary drivers of performance in 2019 were data centers, communications, and infrastructure stocks. The most significant detractors were the shorts designed to hedge recession and interest rate risk. These included the housing

[1]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

and lodging sectors and interest rate and credit spread hedges. With the whole market up and steady rates, we expected these hedges to detract from Fund performance.

Figure 2: Performance Attribution by Segment | January 1, 2019 – December 31, 2019

Data Centers
Communications Infrastructure
Infrastructure
Manufactured Homes
Gaming
Lab Space
Storage
Excess Mortgage Servicing Rights
Single Family Rental
Real Estate Technology
Health Care
Industrial
Ski Areas
Retail
Malls
Water
Office
Diversified
Golf
Interest Rate and Credit Spreads
Lodging
Housing
20.30%
8.49%
8.34%
4.61%
3.64%
2.31%
1.43%
0.85%
0.37%
0.30%
0.23%
0.07%
0.04%
0.02%
0.00%
-0.23%
-0.30%
-0.51%
-0.53%
-0.59%
-1.22%
-1.54%
-5%
-1%
3%
7%
11%
15%
19%
23%

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees, and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: GDS Holdings Ltd. (GDS), Switch, Inc. (SWCH), American Tower (“AMT”), Brookfield Renewable Partners (BEP), and Wynn Resorts, Ltd. (WYNN).

●	GDS Holdings, Ltd. (“GDS”) (Data Centers) — GDS is a developer and operator of data centers in the People’s Republic of China (PRC). GDS operates as a private carrier and is cloud-neutral, which enables its customers to connect to all PRC’s telecommunications carriers and to access several the PRC’s cloud service providers, whom it hosts in its facilities. GDS serves more than 600 customers including top Chinese companies such as Alibaba, Tencent and Baidu. The PRC is an emerging market with a robust pipeline of data center demand growth that GDS is well-positioned to capture and cross-connect clients to the USA with their strategic partnership with CyrusOne, a USA based data center operator. GDS is the fastest-growing company we own. Bloomberg consensus estimates projects that 2020 Revenue will be up 42% and EBITDA (Earnings before interest, taxes, depreciation, and amortization) up 48%! Meanwhile, the company is valued at 18.9x 2021 EBITDA as compared to the rest of the data center US companies growing at 9% and trading at about 17.9X 2021 EBITDA. So GDS has about 5X the growth for about the same price. Shares do not reflect underlying fundamentals and instead seem to reflect PRC/USA sentiment.

●	Switch, Inc. (“SWCH”) (Date Centers) — SWCH owns and develops purpose-built high-tech data centers that boast more than 500 issued and pending patents on their data center designs which hold the highest reliability ratings in the industry. The stock has traded down since the oversubscribed IPO, as SWCH has missed analyst expectations as 20% growth preceding the IPO stalled in 2018 to 4%. We have visited the assets and management, and, in our opinion, the company has the best assets in the sector across the world and has spent most of 2018 rejiggering its sales efforts from COLO to the hybrid cloud (if you want color on this, please call me). We believe that over the next two years, revenue and EBITDA growth will reaccelerate to 15% and shares will recover to IPO levels. The company is announcing a round of sales hires and recently hired a well-respected sell-side analyst in IR, which may boost the stock.

●	American Tower (“AMT”) (Cell Towers) — AMT is the largest and most diverse cell tower operator in the world, with a portfolio of about 100,000 sites across 14 countries. AMT has been the most aggressive operator in international expansion, with about 1/3 of revenue coming from outside the US. International markets are typically 5-10 years behind the US market in carrier investment and mobile penetration and as such, international markets have been growing faster than domestic markets over the past few years. AMT targets AFFO growth in mid-teens (organic growth is high-single-digit returns the rest from acquisitions), and a robust underwriting discipline can generate long-term value for shareholders.

●	Brookfield Renewable Partners (“BEP”) (Infrastructure) — BEP owns and operates a large portfolio of renewable power assets consisting of over 18,000 MW of capacity and 5,253 generating facilities in North America, South America, Europe, and Asia. BEP is a global leader in hydroelectric power which comprises approximately 74% of its portfolio. BEP’s investment objective is to deliver long-term annualized total returns of 12%–15%, including annual distribution increases of 5–9% from organic cash flow growth and project development. BEP has established a long track record of creating value.

●	Wynn Resorts, Ltd. (“WYNN”) (Gaming) — WYNN is a US-based gaming company with the majority of its exposure in Macau and, to a lesser extent, Las Vegas. Gross gaming revenue has been flat in Macau because the market has been uneasy over fears of escalating trade tariffs potentially slowing or otherwise negatively impacting visitation or gaming. With the signing of phase I, we believe that the market should return to normal with mid to high overall growth in gaming. WYNN’s global position is excellent with the best assets in Las Vegas and Macau. Their new asset in Boston opened in 2019 and should ramp in 2020. WYNN has three large development opportunities; two in Las Vegas and one in Macau. In Macau, they are building new room capacity and theatre space, while in Las Vegas, they have acquired more than 130 acres on the east side of WYNN and Encore and also a parcel on the west side of Las Vegas Blvd. Also, they are re-opening the Wynn golf course. The company has quickly de-levered and now sports a robust free cash flow yield. The shares rallied on the announcement of phase one of a trade deal.

The portfolio’s top five detractors this year were: Marriott Vacations World (VAC), KB Home (KBH), Innovative Industrial Properties (IIPR), Barclays High Yield ETF (JNK), and Retail Value , Inc. (RVI).

●	Marriott Vacations World (“VAC”) (Lodging) (Short Position) — VAC is a global vacation company that offers vacation ownership, exchange, rental, and resort property management. Vacation real estate tends to be cyclical and this short position is designed to hedge the portfolio against a recession or economic slowdown. This short position moved against us in the year as the overall market rallied.

●	KB Home (“KBH”) (Housing) (Short Position) — KBH is a large homebuilder. We are short KBH stock as we believe the residential home sector faces headwinds soon ranging from declining home affordability, shifts in demographics, as well as economic cycle risk. This short position moved against us in the year as the overall market rallied.

●	Innovative Industrial Properties (“IIPR”) (Industrial) — IIPR is a self-advised REIT focused on the acquisition, ownership, and management of specialized properties leased to experienced, state-licensed operators for their regulated medical-use cannabis facilities. While the stock has been strong over the long term, it underperformed in the quarter; we believe in the sentiment of investors towards the legal recreational cannabis space, particularly in Canada. IIPR has nothing to do with that, but sentiment is not empirical.

●	Barclays High Yield ETF (“JNK”) (Interest Rates) (Short Position) — this is a hedge position for high yield interest rates. It moves in the opposite direction as interest rates to insulate the portfolio from expanding credit spreads. This position moved against us as the market rallied early in the year and we closed out this position.

●	Retail Value, Inc. (“RVI”) (Retail) (Short Position) — RVI holds retail assets in the USA and Puerto Rico, and their primary business is leasing shopping center space to retail tenants. This short position moved against us in the year as the overall real estate market rallied. We believe retail real estate faces structural headwinds in the coming years.

Outlook

The Fund’s return of +4.16% in the fourth quarter outperformed the Dow Jones US Real Estate Index’s return of +0.79% and the Morningstar Real Estate Category’s return of +0.63%. The outperformance ends the year strong with the Fund up +46.08% for the calendar year of 2019 compared to the Dow Jones US Real Estate Index at +28.92% and the Morningstar Real Estate Category at +27.28%. The Fund’s 2019 total return is among the best in class in the Morningstar Real Estate Category, ranked in the top 1% of funds in the trailing 1-year. When viewed over a longer time frame—more aligned with our investment outlook—the Fund’s rankings are more indicative of what we believe to be the norm. The Fund’s respective 3-year and 5-year annualized total returns of 13.79% and 10.55% rank 5 out of 228 funds, and 3 out of 223 funds (outperformed only by the Fund’s I and N share classes), respectively.

We believe the “set-up” for the real estate space is good, with forecast growth around 2% globally (and the PRC at 4%-5%) and flat to declining interest rates. We have found historically that this combination of good but not ‘too hot’ growth tends to produce reliably good returns for the asset class. Many parts of the world, especially Japan and certain European Union (EU) countries, feature negative interest rates on sovereign debt (or, outside of any capital appreciation, investors pay the associated government to take their money).

Politics have dominated the most recent three to four quarters with trade conflicts with China, the EU, and, most recently, an ongoing presidential impeachment drama. As we sit here today, the US and the PRC have signed phase one of a new trade relationship. We don’t know what phase two will include or if it will get done, but the market seems pleased that a decent amount of headline risk has been removed – for now. So, if you are an observer of the ‘wall of worry’ type analysis, Brexit, PRC-USA and USMCA (trade) are all behind us. Impeachment is ongoing as is the election cycle, but it seems to us that the market appears to expect steady economic results and steady interest rates in 2020.

Our other large sector over-weights are data centers and communications REITs. We believe the demand for mobile data, data storage and reliability, data integration, and movement are going to play out over perhaps a decade or more. We visited with all the data center and cell tower companies throughout the year and came away with a strong belief that the companies will experience sustained growth. The data center space has become a bit more crowded, with private-equity-backed small competitors contesting in local markets and hyper-scale users, such as Amazon, Microsoft, and Google, driving better deals for pre-committed long-term leases. Thus, at the margin, unlevered return on assets for cloud user type space has declined roughly 200 basis points to 11-13% from 13-15%. The colocation center space is still generating mid-teens returns. This is entirely within our expectations, as the same process occurred in lab space. Better credits and long leases create reduced risks and hence reduced returns at the margin. All in, the businesses remain on track for long term value creation. We have tailored our exposure in data centers to focus on companies that 1) cater to cloud clients in the most efficient and construction-centric way such as CyrusOne does or 2) that provide to colocation clients (corporations generally), such as Switch does.

The portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality same-store net operating income growth which, in turn, results in higher asset value cash flow and dividends. We have no exposure to sectors that are facing significant structural headwinds such as retail or sectors which we feel would fare worst in the Fed tightening cycle such as Triple Net Lease. In our opinion, these sectors are dependent on raising new capital and buying new assets as their primary means to increase earnings. These types of business plans typically underperform in rising rate environments.

Many REITs have adjusted in price, and more than 61% of the SNL REIT Index names are trading at a discount to NAV as of 12/31/2019. At year-end, the average REIT was trading at a 4% discount to NAV, which is almost always an indication of positive forward returns. In our opinion, this is the market’s acceptance of higher rates down the road influencing long-term cap rates.

Recall that our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics are in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly,

2)	there are high barriers to entry for new competitors,

3)	there are high barriers to tenants leaving/exiting buildings, and

4)	the basic underlying economics of the tenant’s business is healthy

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, 65% to 80% of the portfolio is invested in sectors and companies that exhibit these characteristics.

Sincerely,

Burland East, CFA
Chief Executive Officer
Sub-Adviser Portfolio Manager
American Assets Capital Advisers (AACA)

INDEX DEFINITIONS

Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the US investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100.

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index, including over 650 domestic and off-shore funds of funds.

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short, primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset-Backed, Capital Structure Arbitrage, Multi-Strategy, and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1032-NLD-1/28/2020

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

		Annualized
				Since Inception	Fund Inception
	One Year	Three Year	Five Year	February 1, 2011	January 9, 2014
Altegris/AACA Opportunistic Real Estate Fund - Class A	46.08%	13.79%	10.55%	N/A	13.21%
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	37.65%	11.58%	9.26%	N/A	12.09%
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	46.42%	14.12%	10.83%	12.52%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N	46.09%	13.82%	10.55%	N/A	13.21%
S&P 500 Total Return Index ****	31.49%	15.27%	11.70%	13.03%	12.17%
Dow Jones US Real Estate Total Return Index *****	28.90%	10.77%	8.34%	9.99%	11.15%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2019, are 2.98%, 2.73%, and 2.98% for Class A, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011– December 31, 2019
Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2019*	% of Net Assets
Diversified	20.8%
Warehouse	17.8%
Telecommunications	15.1%
Manufactured Homes	7.1%
Trucking & Leasing	6.6%
Electric	6.5%
Office Property	6.4%
Lodging	5.9%
Storage	4.6%
Real Estate	3.2%
Other +	9.7%
Other Assets less Liabilities - Net	(1.1)%
Securities Sold Short	(2.6)%
100.0%

+	Other includes less than 3.8% weightings in Apartments, Commercial Services and Leisure Time.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCK - 103.5%
	COMMERCIAL SERVICES - 3.2%
20,000	CoStar Group, Inc. *	$11,966,000

	ELECTRIC- 6.5%
218,611	Brookfield Infrastructure Partners LP	10,928,364
287,300	Brookfield Renewable Partners LP	13,396,799
		24,325,163
	LEISURE TIME - 3.3%
3,344,000	Drive Shack, Inc. *	12,239,040

	LODGING - 5.9%
141,328	Las Vegas Sands Corp.	9,757,285
88,600	Wynn Resorts Ltd.	12,303,882
		22,061,167
	REAL ESTATE - 3.2%
766,667	Creative Science Properties, Inc. *^(a)	12,047,559

	REITS-APARTMENTS - 3.0%
372,964	Invitation Homes, Inc.	11,177,731

	REITS-DIVERSIFIED - 20.8%
129,000	American Tower Corp. +	29,646,780
144,000	Crown Castle International Corp. +	20,469,600
18,600	Equinix, Inc.	10,856,820
70,500	SBA Communications Corp. - Class A +	16,989,795
		77,962,995
	REITS-MANUFACTURED HOMES - 7.1%
212,600	Equity Lifestyle Properties, Inc.	14,964,914
77,500	Sun Communities, Inc.	11,632,750
		26,597,664
	REITS-OFFICE PROPERTY - 6.4%
148,000	Alexandria Real Estate Equities, Inc.	23,913,840

	REITS-STORAGE - 4.6%
512,861	National Storage Affiliates Trust	17,242,387

	REITS-WAREHOUSE - 17.8%
467,196	Americold Realty Trust	16,379,892
381,800	CyrusOne, Inc.	24,981,174
168,725	Innovative Industrial Properties, Inc.	12,801,166
74,182	Prologis, Inc.	6,612,583
130,247	Rexford Industrial Realty, Inc.	5,948,380
		66,723,195
	TELECOMMUNICATIONS - 15.1%
491,621	GDS Holdings Ltd. - ADR *	25,357,811
2,113,934	Switch, Inc.	31,328,502
		56,686,313

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Dividend Rate (%)	Maturity Date	Value
	TRUCKING & LEASING - 6.6%
1,269,004	Fortress Transportation & Infrastructure Investors LLC			$24,796,338

	TOTAL COMMON STOCK (Cost - $300,093,325)			387,739,392

	PREFERRED STOCK - 0.2%
	LEISURE TIME - 0.2%
39,478	Drive Shack, Inc. (Cost - $976,804)	8.375	Perpetual	922,056

	TOTAL INVESTMENTS - 103.7% (Cost - 301,070,129)			$388,661,448
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%			(13,786,049)
	NET ASSETS - 100.0%			$374,875,399

	SECURITIES SOLD SHORT - (2.6)%
	COMMON STOCK - (2.6)%
	HOME BUILDERS - (1.9)%
(156,000)	KB Home			$(5,346,120)
(44,100)	Toll Brothers, Inc.			(1,742,391)
				(7,088,511)

	REITS-APARTEMENTS - (0.7)%
(36,241)	Investors Real Estate Trust			(2,627,494)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $6,426,995)			$(9,716,005)

ADR	American Depository Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.

*	Non-income producing security.

+	All or part of the security was held as collateral for securities sold short as of December 31, 2019. These securities amounted to $62,273,364.

^	Fair value was determined using significant unobservable inputs.

(a)	144a security.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities
December 31, 2019

ASSETS
Investment in securities, at cost	$301,070,129
Investment in securities, at value	$388,661,448
Cash and cash equivalents	4,672,054
Receivable for securities sold	343,723
Receivable for Fund shares sold	215,076
Dividends and interest receivable	1,301,926
Prepaid expenses and other assets	284,588
TOTAL ASSETS	395,478,815

LIABILITIES
Securities sold short, at value (proceeds $6,426,995)	9,716,005
Due to broker	10,452,033
Payable for Fund shares redeemed	57,577
Investment advisory fees payable	353,036
Distribution fees (12b-1) payable	10,941
Payable to Related Parties	8,258
Accrued expenses and other liabilities	5,566
TOTAL LIABILITIES	20,603,416
NET ASSETS	$374,875,399

Net Assets Consist Of:
Paid in capital	$283,189,783
Accumulated earnings	91,685,616
NET ASSETS	$374,875,399

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$15,190,512
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	845,456
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$17.97
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$19.07

Class I Shares:
Net Assets	$329,529,697
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	18,228,157
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$18.08

Class N Shares:
Net Assets	$30,155,190
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,677,765
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$17.97

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (Foreign Taxes Withheld $59,150)	$9,455,198
Interest	78
TOTAL INVESTMENT INCOME	9,455,276

EXPENSES
Investment advisory fees	4,321,842
Short sale dividend expense	565,507
Interest expense	1,008,566
Distribution (12b-1) fees:
Class A	40,991
Class N	66,456
Registration fees	53,530
Administrative services fees	176,975
Transfer agent fees	106,947
Third party administrative services fees	202,632
Custodian fees	69,422
Legal fees	21,331
Professional fees	31,449
Audit fees	23,590
Accounting services fees	50,809
Printing and postage expenses	24,172
Trustees fees and expenses	23,355
Insurance expense	7,429
Other expenses	5,707
TOTAL EXPENSES	6,800,710

NET INVESTMENT INCOME	2,654,566

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	10,646,037
Options contracts purchased	58,567
Options contracts written	598,929
Securities sold short	(2,814,940)
Translations of foreign currency transactions	(19,664)
8,468,929
Net change in unrealized appreciation/(depreciation) from:
Investments	113,955,703
Securities sold short	(7,337,386)
106,618,317

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT	115,087,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,741,812

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2019	2018

FROM OPERATIONS
Net investment income	$2,654,566	$1,665,481
Net realized gain from investments and securities sold short	8,468,929	16,448,141
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	106,618,317	(80,608,917)
Net increase/(decrease) in net assets resulting from operations	117,741,812	(62,495,295)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(308,528)	(696,895)
Class I	(7,147,541)	(9,295,202)
Class N	(681,770)	(730,948)
Net decrease in net assets from distributions to shareholders	(8,137,839)	(10,723,045)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	8,001,816	20,434,914
Class I	69,195,975	116,085,360
Class N	47,561,871	15,753,020
Net asset value of shares issued in reinvestment of distributions:
Class A	284,782	663,055
Class I	5,094,115	6,669,628
Class N	650,960	717,834
Payments for shares redeemed:
Class A	(14,830,687)	(14,652,686)
Class I	(67,757,505)	(80,701,480)
Class N	(41,197,098)	(27,500,100)
Redemption fee proceeds:
Class A	23	1,454
Class I	6,953	3,365
Class N	6,336	5,615
Net increase in net assets from capital share transactions	7,017,541	37,479,979

TOTAL INCREASE/(DECREASE) IN NET ASSETS	116,621,514	(35,738,361)

NET ASSETS
Beginning of Period	258,253,885	293,992,246
End of Period	$374,875,399	$258,253,885

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2019	2018

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	504,891	1,302,964
Shares Reinvested	16,589	51,761
Shares Redeemed	(954,269)	(988,589)
Net increase/(decrease) in shares outstanding	(432,789)	366,136

Class I
Shares Sold	4,352,780	7,597,164
Shares Reinvested	294,932	518,634
Shares Redeemed	(4,300,065)	(5,593,392)
Net increase in shares outstanding	347,647	2,522,406

Class N
Shares Sold	2,753,213	1,028,030
Shares Reinvested	37,714	56,125
Shares Redeemed	(2,405,736)	(1,841,551)
Net increase/(decrease) in shares outstanding	385,191	(757,396)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$12.57	$16.02		$12.99		$11.56		$12.21
Income/(loss) from investment operations:
Net investment income (1)	0.09	0.04		0.06		0.01		0.07
Net realized and unrealized gain/(loss) on investments	5.68	(2.98)		3.02		1.45		(0.17)
Total income/(loss) from investment operations	5.77	(2.94)		3.08		1.46		(0.10)
Less distributions from:
Net investment income	(0.06)	—		(0.05)		(0.01)		(0.13)
Net realized gains	(0.31)	(0.51)		—		—		(0.42)
Return of capital	—	—		—		(0.02)		—
Total distributions	(0.37)	(0.51)		(0.05)		(0.03)		(0.55)
Redemption fees collected (2)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$17.97	$12.57		$16.02		$12.99		$11.56
Total return (3,4)	46.00%	(18.40)%		23.60%		12.65%		(0.60)%
Net assets, at end of year/period (000s)	$15,191	$16,066		$14,610		$4,851		$6,402
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.30%	2.97%		2.52%		3.38	% (5)	3.35	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.78%	1.67%		1.73%		1.92	% (5)	1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.30%	3.04	% (8)	2.59	% (8)	3.31%		3.23%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.78%	1.73	% (8)	1.80	% (8)	1.80%		1.80%
Ratio of net investment income to average net assets (7)	0.55%	0.26%		0.43%		0.11%		0.58%
Portfolio Turnover Rate	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$12.64	$16.05		$13.01		$11.57		$12.22
Income/(loss) from investment operations:
Net investment income (1)	0.14	0.09		0.09		0.04		0.03
Net realized and unrealized gain/(loss) on investments	5.70	(2.99)		3.02		1.45		(0.10)
Total income/(loss) from investment operations	5.84	(2.90)		3.11		1.49		(0.07)
Less distributions from:
Net investment income	(0.09)	—		(0.07)		(0.01)		(0.16)
Net realized gains	(0.31)	(0.51)		—		—		(0.42)
Return of capital	—	—		—		(0.04)		—
Total distributions	(0.40)	(0.51)		(0.07)		(0.05)		(0.58)
Redemption fees collected (2)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$18.08	$12.64		$16.05		$13.01		$11.57
Total return (3,4)	46.34%	(18.11)%		24.01%		12.88%		(0.31)%
Net assets, at end of year/period (000s)	$329,530	$225,944		$246,564		$113,313		$101,418
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.02%	2.73%		2.27%		3.13	% (5)	3.10	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.54%	1.42%		1.49%		1.67	% (5)	1.67	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.02%	2.79	% (8)	2.34	% (8)	3.06%		2.98%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.54%	1.48	% (8)	1.55	% (8)	1.55%		1.55%
Ratio of net investment income to average net assets (7)	0.83%	0.57%		0.59%		0.31%		0.27%
Portfolio Turnover Rate	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$12.57	$16.01		$12.99		$11.56		$12.21
Income/(loss) from investment operations:
Net investment income/(loss) (1)	0.09	0.04		0.07		0.01		(0.01)
Net realized and unrealized gain/(loss) on investments	5.68	(2.97)		3.00		1.45		(0.09)
Total income/(loss) from investment operations	5.77	(2.93)		3.07		1.46		(0.10)
Less distributions from:
Net investment income	(0.06)	—		(0.05)		(0.01)		(0.13)
Net realized gains	(0.31)	(0.51)		—		—		(0.42)
Return of capital	—	—		—		(0.02)		—
Total distributions	(0.37)	(0.51)		(0.05)		(0.03)		(0.55)
Redemption fees collected (2)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$17.97	$12.57		$16.01		$12.99		$11.56
Total return (3,4)	46.01%	(18.34)%		23.69%		12.66%		(0.58)%
Net assets, at end of year/period (000s)	$30,155	$16,245		$32,819		$6,547		$6,890
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.17%	2.97%		2.50%		3.38	% (5)	3.35	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.79%	1.67%		1.72%		1.92	% (5)	1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.17%	3.02	% (8)	2.57	% (8)	3.31%		3.23%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.79%	1.72	% (8)	1.80	% (8)	1.80%		1.80%
Ratio of net investment income/(loss) to average net assets (7)	0.56%	0.25%		0.49%		0.11%		(0.03)%
Portfolio Turnover Rate	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014 and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class I, and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the applicable Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to broker liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of December 31, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$375,691,833	$—	$12,047,559	$387,739,392
Preferred Stock	922,056	—	—	922,056
Total Assets	$376,613,889	$—	$12,047,559	$388,661,448

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$9,716,005	$—	$—	$9,716,005
Total Liabilities	$9,716,005	$—	$—	$9,716,005

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of December 31, 2019:

Creative Science
Properties
Beginning Balance	$—
Total realized gain/(loss)	—
Unrealized Appreciation/(Depreciation)	547,554
Cost of Purchases	11,500,005
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$12,047,559

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Significant unobservable valuation inputs for Level 3 investments as of December 31, 2019 are as follows:

					Impact to
					valuation from
	Fair Value at	Valuation		Unobservable	an increase in
Assets (at fair value)	December 31, 2019	Technique	Unobservable Inputs	Input Value	input*

Creative Science Properties	$12,047,559	Accretion Model	Anticipated IPO Price	$35	Increase
			Exit Cap Rate	5%	Decrease

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the year ended December 31, 2019 were as follows:

		Purchases Sold	Sales Sold
Purchases	Sales	Short	Short
$129,252,153	$228,040,029	$7,758,808	$69,005,455

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Fund may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended December 31, 2019, the Fund had realized gains on options written subject to equity risk of $598,929. For the year ended December 31, 2019, the Fund had realized gains on options purchased subject to equity risk of $58,567. The fund did not hold options as of December 31, 2019.

The Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

As of December 31, 2019, the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $4,321,842 for the year ended December 31, 2019.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.80%, 1.55%, and 1.80% through December 31, 2020 of the daily average net assets attributable to each of the Class A, Class I, and Class N shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2019, pursuant to the Plan, Class A and Class N shares paid the amounts of $40,991, and $66,456, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I, and Class N shares. During the year ended December 31, 2019, for Class A shares, the Distributor received $43,641 in underwriting commissions for sales of the Fund, of which $6,289 were retained by the principal underwriter for the Fund.

The Fund is part of the Altegris mutual fund family (“the Family”). In addition to the Fund, the Family is also comprised of: Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, and Altegris GSA Trend Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for fewer than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2019, Class A, Class I, and Class N assessed redemption fees in the following amounts:

Class A	$23
Class I	6,953
Class N	6,336

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$292,535,779	$94,370,401	$(7,960,737)	$86,409,664

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$2,809,222	$6,281,448
Long-Term Capital Gain	5,328,617	4,441,597
Return of Capital	—	—
	$8,137,839	$10,723,045

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

As of December 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$265,056	$5,018,203	$—	$—	$(7,307)	$86,409,664	$91,685,616

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on straddles, and adjustments for partnerships and constructive sales of securities held short.

Permanent book and tax differences, primarily attributable to the adjustment for equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2019 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$1,580,062	$(1,580,062)

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris/AACA Opportunistic Real Estate Fund, one of the funds constituting the Northern Lights Fund Trust (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

March 2, 2020

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2019 and ended December 31, 2019.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2019	12/31/2019	7/1/2019 - 12/31/2019
Class A	2.15%	$1,000.00	$1,132.50	$11.56
Class I	1.90%	$1,000.00	$1,134.50	$10.22
Class N	2.15%	$1,000.00	$1,132.50	$11.56

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2019	12/31/2019	7/1/2019 - 12/31/2019
Class A	2.15%	$1,000.00	$1,014.37	$10.92
Class I	1.90%	$1,000.00	$1,015.63	$9.65
Class N	2.15%	$1,000.00	$1,014.37	$10.92

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

Adviser – Altegris Advisors, LLC (Adviser to Altegris Opportunistic, Altegris Futures Evolution, Altegris GSA, and Altegris Managed)*

In connection with the regular meeting held on June 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Adviser”) and the Trust, with respect to the Altegris/AACA Opportunistic Real Estate Income Fund (“Altegris Opportunistic”), Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”), Altegris GSA Trend Strategy Fund (“Altegris GSA”), and Altegris Managed Futures Strategy Fund (“Altegris Managed”) (collectively referred to as the “Altegris Funds”) In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. The Trustees remarked positively on the educational and professional backgrounds of the firm’s key personnel responsible for servicing the Altegris Funds. They observed a robust investment team with multi-faceted asset management and financial industry experience supported by dedicated teams providing research, compliance, legal, operations and marketing to the Funds. The Trustees noted that the adviser’s investment team applied a rigorous due diligence process to source, evaluate and select managers for each strategy. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the culture and direction of the adviser under its new management and the adviser’s continued commitment to enhance resources. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Opportunistic. The Trustees discussed the Fund’s investment objectives and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the three year, five year and since inception periods and while positive, recent performance trailed the relevant comparables. The Trustees further noted that the Fund had a five star Morningstar rating and had top rated Sharpe and Sortino metrics over the three year period. After further discussion, the Trustees agreed that the Fund’s performance was satisfactory.

Altegris Managed. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund had underperformed its Morningstar category average over the one year, three year, five year, and since inception periods. The Trustees further noted that, notwithstanding its investment results, the Fund’s risk metrics outperformed its peer group median over the three year period. The Trustees considered the adviser’s explanation that the Fund’s underperformance occurred, in part, due to the recent adverse performance of commodities in general. After further discussion, the Trustees agreed that the Fund’s performance was consistent for its asset class and not unsatisfactory at this time.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its Morningstar category average over the one year, three year, five year, and since inception periods. The Trustees further noted that the Fund’s Sharpe and Sortino ratios outperformed the Fund’s peer group and category medians over one and three year periods. The Trustees considered the adviser’s analysis of each strategy and the Sub-adviser. The Trustees reasoned that Altegris continued to provide shareholders with solid long-term performance.

Altegris GSA. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund underperformed its Morningstar category average and median over the one year and since inception periods. The Trustees commented that the Fund’s Sharpe and Sortino ratios underperformed its peer group median over one year and since inception periods. The Trustees noted that the Fund’s adviser attributed the Fund’s poor performance to non-ideal market conditions, which the adviser believed would be temporary. After further discussion, the Trustees agreed that the Fund’s adviser should be granted additional opportunities to improve the Fund’s performance.

Fees and Expenses.

Altegris Opportunistic. The Trustees noted the Fund’s advisory fee of 1.30% was higher than the Fund’s Morningstar category median and average, and tied for highest in the category. They further noted that the fee was within the range of fees of its peer group. The Trustees discussed the Fund’s net expense ratio. They noted that it was higher than the Morningstar category and peer group median. The Trustees observed that the Fund appeared to be the only fund in its peer group and Morningstar category that employed a shorting strategy, which allowed investors to benefit from both short term and long term gains. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Managed. The Trustees noted the Fund’s advisory fee of 1.50% was higher than the Morningstar category average and median; however, they commented that it was well within the range of fees within the peer group and Morningstar category. The Trustees discussed the Fund’s net expense ratio. They noted that it was only slightly higher than the peer group median and within the range of both the peer group and Morningstar category metrics. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Futures Evolution. The Trustees noted that the Fund’s advisory fee of 1.50% was higher than the Morningstar category median and average and slightly higher than the peer group median. The Trustees discussed the Fund’s net expense ratio and noted that it was slightly higher than its peer group median but well within range of the peer group. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris GSA. The Trustees reviewed the Fund’s advisory fee of 1.35% and considered the fee relative to fees charged by funds in its Morningstar category and peer group. They noted that the advisory fee was lower than its Morningstar category average and only marginally higher than the Morningstar category and peer group median. The Trustees reviewed the Fund’s net expense ratio of 1.60%, and they commented that the expense ratio was equal to the Morningstar category median and only slightly higher than the peer group median. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the adviser had implemented breakpoints for each of the Funds with the exception of Altegris Opportunistic. The Trustees further noted that the adviser indicated it would be willing to discuss breakpoints for Altegris Opportunistic once the Fund’s assets reached higher asset levels. With respect to Altegris Opportunistic, the Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased and with respect to the other Funds, that the breakpoints remained appropriate.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Profitability.

The Trustees reviewed the profitability analysis provided by Altegris and noted that Altegris realized a profit with respect to each Fund over the period with the exception of Altegris GSA. They discussed the advisory fees relative to the sub-advisory fees of each Fund, as applicable, the allocation of responsibilities among the adviser and one or more sub-advisers, and the reasonableness of the fees and profits based on those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it had devoted significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of each Altegris Fund and the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

American Assets Capital Advisers, LLC – Sub-Adviser to Altegris/AACA Opportunistic Real Estate Fund*

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and American Assets Capital Advisers, LLC (“AACA”), with respect to the Altegris/AACA Opportunistic Real Estate Fund (the “Fund’). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that AACA was founded in 2014 and currently managed $424 million in assets. They further noted that AACA specialized in real estate securities including REITs, real estate operating companies, housing, land development, and real estate services. The Trustees reviewed the background information on the sub-adviser’s key personnel, taking into consideration their education and financial industry experience. The Trustees considered that the sub-adviser had proactively identified and implemented various strategies such as hedging, asset allocation, and sector rotation as methods of avoiding real estate market volatility. They considered the sub-adviser’s broker-dealer selection process and noted that the sub-adviser selected broker-dealers based on several attributes including trade execution quality, electronic interface, research, and commission structure. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that AACA could provide quality service to the Fund and its shareholders.

Performance.

The Trustees discussed the Fund’s investment objectives and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the three year, five year and since inception periods earning the Fund a five star Morningstar rating. They noted that recent performance was not as strong but based on Broadridge reports, noted that the Fund still retained a five star Morningstar rating and had top rated Sharpe and Sortino metrics over the three year period. After further discussion, the Trustees agreed that the Fund’s performance was satisfactory.

Fees and Expenses.

The Trustees discussed the sub-advisory fee and the responsibilities of the sub-adviser compared to the adviser. The Trustees noted that the sub-advisory fee, which was paid by the adviser and not the

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Fund, was competitive compared to the fee the sub-adviser generally charged to its separate account clients. The Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profitability analysis provided by AACA and noted that the sub-adviser realized a modest profit over the period in connection with its relationship with the Fund. They considered the soft dollar benefits to the sub-adviser. The Trustees considered the amount of resources that AACA devoted to the Fund and other factors and agreed that the profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4

Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/19 – NLFT_v4

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 74 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	4221 North 203rd Street, Suite 100
La Jolla, CA 92037	Elkhorn, NE 68022

Altegris/AACA Opportunistic Real Estate
Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $20,563

2018 - $40,320

2017 - $37,130

2016 - $36,050

(b)	Audit-Related Fees

2019 - None

2018 - None

2017 - None

2016 - None

(c)	Tax Fees

2019 - $4,906

2018 - $9,620

2017 - $9,630

2016 - $8,754

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2017	2018	2019
Audit-Related Fees:	100%	100%	100%	100%
Tax Fees:	100%	100%	100%	100%
All Other Fees:	100%	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $4,906

2018 - $9,620

2017 - $9,630

2016 - $8,754

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/6/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/6/20